Exhibit 10.6

FIFTH AMENDMENT TO LEASE AGREEMENT
THIS FIFTH AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made and entered into as of (but not necessarily on) the latest date of execution as set forth on the signature page hereof (the “5A Effective Date”), by and between DIGITAL 2121 SOUTH PRICE, LLC, a Delaware limited liability company (“Lessor”), successor-in-interest to Mainrock II Chandler, LLC (“Original Lessor”), and INTERNAP CORPORATION F/K/A INTERNAP NETWORK SERVICES CORPORATION, a Delaware corporation (“Lessee”).
W I T N E S S E T H:
WHEREAS, Original Lessor and Lessee have heretofore entered into that certain Lease Agreement dated as of June 15, 2007 (the “Original Lease”), as amended by that certain First Amendment to Lease dated January 15, 2008 (“1A”), and that certain Second Amendment to Lease dated February 27, 2008 (“2A”), and that certain Third Amendment to Lease dated September 22, 2014 (“3A”), and that certain Fourth Amendment to Lease dated January 6, 2016 (“4A”), covering approximately [***] square feet of space (collectively, the “Original Premises”), consisting of: (i) approximately [***] square feet of space in Colo 3 (referred to herein as the “Existing Colo 3 Premises”), (ii) approximately [***] square feet of space in Colo 3 (referred to herein as the “2A Additional Premises”), and (iii) approximately [***] square feet of space in Colo 3 (referred to herein as the “4A Additional Premises”; the 4A Additional Premises, together with the Existing Colo 3 Premises and the 2A Additional Premises is referred to as the “Total Colo 3 Premises”), each, in that certain building located at 2121 South Price Road, Chandler, Arizona; (the “Building”);
WHEREAS, Lessor has succeeded to Original Lessor’s right, title and interest in and to the Building and the Lease;
WHEREAS, Lessor and Lessee have heretofore entered into that certain Storage Space Rider dated October 27, 2015 (the “SS Rider”), which supplements the Original Lease, covering certain storage space as more particularly described in the SS Rider (the Original Lease as amended and/or supplemented by 1A, 2A, 3A and the SS Rider, collectively, the “Lease”);
WHEREAS, any capitalized term or phrase used in this Amendment shall have the same meaning as the meaning ascribed to such term or phrase in the Lease unless expressly otherwise defined in this Amendment; and
WHEREAS, Lessor and Lessee desire to further modify the terms of the Lease m accordance with the terms and conditions herein provided.
NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid by each party hereto to the other, the receipt and sufficiency of which are hereby mutually acknowledged, Lessor and Lessee hereby agree as follows:
1.Premises - Scrivener’s Error. Lessor and Lessee hereby acknowledge and agree that, due to a scrivener’s error, the expansion space under the 2A (as defined in the 4A as the “Colo

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7 Premises”) was depicted on Exhibit-A of 2A as being in Colo 7 of the Building and was described in the 4A recitals as being in Colo 7 of the Building. Notwithstanding such scrivener’s errors, the parties agree that the actual location of the “Colo 7 Premises” is in Colo 3 of the Building. Accordingly, the parties agree that (a) the “Colo 7 Premises” shall be revised to mean and refer to the “2A Additional Premises” (as defined above), (b) all references to the “Colo 7 Premises” under the 4A (and “Second Expansion Space” under the 2A) shall mean and refer to the 2A Additional Premises, (c) the reference to “Colo 7” on Exhibit-A of 2A shall be revised to “Colo 3”, and (d) the defined term “Colo 7 Basic Capacity” under the 4A shall be modified to “2A Basic Capacity” and all references to “Colo 7 Basic Capacity” shall be a reference to the 2A Basic Capacity.
2.    5A Additional Premises; 5A Lessor Work.
A.    5A Additional Premises. Effective as of the 5A Expansion Date (defined below), the Original Premises is, subject to the terms of this Amendment, hereby deemed expanded to include approximately [***] square feet of space in Suite J204 of the Building (“Suite J204”), as approximately set forth on Exhibit “A-5A”, attached hereto (the “5A Additional Premises”). Upon the 5A Expansion Date and throughout the remainder of the 5A Term (defined below), the term “Premises” as used in the Lease and herein, shall include the 5A Additional Premises, unless specifically stated otherwise. Lessee has inspected the 5A Additional Premises and, subject to Lessor’s completion of the 5A Lessor Work, agrees to accept it on the 5A Expansion Date in its “AS IS, WHERE IS” condition. Lessee acknowledges and agrees that (i) no representation or warranty (express or implied) has been made by Lessor as to the condition of the 5A Additional Premises or its suitability or fitness for the conduct of Lessee’s permitted use, its business or for any other purpose, and (ii) except as specifically set forth in this Amendment, Lessor shall have no obligation to construct or install any improvements in or to make any other alterations or modifications to the 5A Additional Premises, or to provide any allowance therefor.
B.    For the avoidance of doubt, the parties acknowledge that, if the scheduled expiration date of the applicable Terms of the Original Premises (each, an “Original Premises Expiration Date”) occurs prior to the expiration of the 5A Term, then (i) notwithstanding such expiration, Lessee’s lease of the 5A Additional Premises shall continue for the 5A Term, pursuant and subject to the terms of this Amendment and the Lease, and (ii) Lessee shall surrender the applicable Original Premises, on or by the applicable Original Premises Expiration Date, to Lessor in accordance with the terms of the Lease. In that connection, Lessee acknowledges and agrees that, should Lessee not surrender the applicable Original Premises in accordance with the terms of the Lease on or before the applicable Original Premises Expiration Date, Lessee shall be deemed to be occupying the entire applicable Original Premises as a tenant-at-sufferance in accordance with Section 9.3 of the Original Lease.
C.    Effective as of the 5A Expansion Date, all references in the Lease to Exhibit “A” are hereby deemed to be references to Exhibit “A-5A”, as it relates to the 5A Additional Premises.
D.    5A Lessor Work. Prior to the 5A Expansion Date, Lessor agrees to cause the completion of the 5A Lessor Work (as defined on Exhibit “B-5A”, attached hereto). Lessor agrees to use commercially reasonable efforts to satisfy the 5A Expansion Date Conditions (defined

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below) on the Target 5A Expansion Date (defined below), provided that, if the 5A Expansion Date Conditions have been satisfied prior to such date, Lessor shall have the right to deliver the 5A Expansion Date Notice to Lessee, and thereby cause the 5A Expansion Date (or the Deemed 5A Expansion Date, pursuant to the terms below) to occur as of the date upon which the 5A Expansion Date Conditions have been satisfied. The “Target 5A Expansion Date” shall mean and refer to the date that is twelve (12) weeks after the 5A Effective Date. The term “5A Expansion Date Conditions” shall mean and refer to the occurrence of the following: (i) Lessor has completed the 5A Lessor Work; and (ii) Lessor has delivered the 5A Additional Premises to Lessee by virtue of having provided a written notice to Lessee of same, which shall (a) memorialize Lessor’s delivery of the 5A Additional Premises to Lessee, and (b) confirm the actual 5A Expansion Date (the “5A Expansion Date Notice”). The term “5A Expansion Date” shall, subject to the terms of this Section, mean and refer to the date upon which Lessor has completed the 5A Expansion Date Conditions. In the event that the 5A Expansion Date Conditions have not been completed by the Target 5A Expansion Date, subject to extension by virtue of delays caused by Lessee or force majeure events, Lessor shall not be deemed in default hereunder, and the 5A Expansion Date shall be postponed, as Lessee’s sole and exclusive remedy, until the date on which the 5A Expansion Date Conditions have occurred. Lessee agrees that, if the date of Lessor’s completion of the 5A Expansion Date Conditions is, in effect, pushed back due to delays caused by Lessee, the 5A Expansion Date shall, upon delivery of the 5A Expansion Date Notice, be deemed to have been moved up to the date derived by subtracting from the date of actual completion of the 5A Expansion Date Conditions the number of days of delay in such completion caused by Lessee (i.e., if completion of the 5A Expansion Date Conditions does not actually occur until October 6, 2016, but there were five (5) days of delay caused by Lessee, the 5A Expansion Date would be deemed to be October 1, 2016). The foregoing notwithstanding, Lessor and Lessee agree that Lessor’s post-5A Expansion Date obligations hereunder shall, in such event, be deemed to have commenced as of the actual date that the 5A Expansion Date Notice is delivered to Lessee.
E.    5A Installation Fee. In connection with the 5A Lessor Work (excluding, for purposes of this Section 2.E, the Electrical Work, as defined on Exhibit “B-5A”), Lessee hereby agrees to pay Lessor, as additional rent, an amount equal to $[***] within ten (10) days following the 5A Effective Date.
3.    5A Pathway. Commencing on the 5A Expansion Date and continuing until the earlier to occur of (a) the expiration or earlier termination of the 5A Term, and (b) the expiration or earlier termination of the Term of the Lease as it relates to the Total Colo 3 Premises, Lessor grants to Lessee a license to use the 5A Pathway (as defined on Exhibit “B-5A”). Lessor and Lessee agree that Lessee’s use of the 5A Pathway shall be subject to the terms of the Lease (including, without limitation, Item 13 of the Basic Lease Terms (as amended by 3A) and Section 6.6 of the Lease). Lessee agrees that Lessee shall be deemed to have accepted the 5A Pathway in its “AS IS, WHERE IS” condition on the 5A Expansion Date.
4.    5A Basic Capacity.
A.    Currently, the Basic Capacity serving the Original Premises is [***] kW of critical AC electrical capacity. Effective as of the 5A Expansion Date, the Basic Capacity for the

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5A Additional Premises shall be [***]kW of critical AC electrical capacity. Accordingly, effective as of the 5A Expansion Date and notwithstanding anything in the Lease to the contrary, the Basic Capacity serving the Premises (as expanded herein) shall be as follows: (i) as it relates to the Existing Colo 3 Premises, at a maximum level of [***]kW of critical AC electrical capacity (the “Existing Colo 3 Basic Capacity”), (ii) as it relates to the 2A Additional Premises, at a maximum level of [***]kW of critical AC electrical capacity (the “2A Basic Capacity”), (iii) as it relates to the 4A Additional Premises, at a maximum level of [***]kW of critical AC electrical capacity (the “4A Basic Capacity”), and (iv) as it relates to the 5A Additional Premises, at a maximum level of [***]kW of critical AC electrical capacity (the “5A Basic Capacity”). For the avoidance of doubt, Lessor and Lessee acknowledge and agree that all references to “Basic Capacity” under the Lease shall mean and refer to (a) the Colo 3 Basic Capacity, as it relates to the Existing Colo 3 Premises, (b) the 2A Basic Capacity, as it relates to the 2A Additional Premises, (c) the 4A Basic Capacity, as it relates to the 4A Additional Premises, and (d) the 5A Basic Capacity, as it relates to the 5A Additional Premises. For the avoidance of doubt, Lessee acknowledges that the terms and conditions set forth in Section 6.2(b) of the Original Lease (including, without limitation, aggregate power draw restrictions) shall be equally applicable to the 5A Basic Capacity and the 5A Additional Premises. In that connection, Lessee further acknowledges that Lessee’s actual electrical consumption at the 5A Additional Premises shall not at any time exceed the 5A Basic Capacity (i.e., [***]kW).
B.    Lessor and Lessee acknowledge and agree that, since the Total Colo 3 Premises and the 5A Additional Premises are located in different parts of the Building and are served by separate electrical and mechanical infrastructure, certain SLA Interruptions (defined in 4A), may affect one of, but not both of, the Total Colo 3 Premises and the 5A Additional Premises. Accordingly, and notwithstanding anything in the Lease to the contrary, Lessor and Lessee acknowledge and agree that, in the event a particular SLA Interruption affects only the Total Colo 3 Premises or only the 5A Additional Premises, the Base Rent abatement to which Lessee will be entitled shall be calculated based only upon the affected portion of the Premises (e.g., in the event that the SLA Interruption affects only the Total Colo 3 Premises, the Base Rent abatement(s) to which Lessee would be entitled shall be calculated based only upon the Base Rent attributable to the Total Colo 3 Premises). Additionally, and without intending to limit the foregoing, Lessee agrees that, if a power outage affects some, but not all, of the powered cabinets and/or racks within an applicable Premises, the Base Rent abatement to which Lessee shall be entitled shall be equitably prorated based upon the proportion of the number of cabinets and/or racks affected by such power outage bears to the total number of powered cabinets and/or racks located within the applicable Premises.
C.    For the avoidance of doubt, Lessee acknowledges and agrees that Lessee’s Give Back Options described in 3A shall not apply to the 5A Additional Premises or the 5A Basic Capacity.
5.    Environmental Control for Suite J204. Lessor and Lessee acknowledge and agree that the environmental standards for Colo 3, as described in the first sentence of Section B. of the SLA (attached to the Lease), are different than the current environmental standards for Suite J204. In that regard, Lessor and Lessee agree that, commencing on the 5A Expansion Date, the HVAC standards for the 5A Additional Premises in Suite J204 only (and any other premises hereafter

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leased by Lessee in Suite 1204) shall be as follows: (a) the average relative humidity for Suite J204, [***], shall be maintained between [***]% and [***]% relative humidity and [***] degrees Fahrenheit dew-point; and (b) the average temperature for Suite J204, [***], shall be maintained between [***] degrees Fahrenheit and [***] degrees Fahrenheit. Accordingly, commencing on the 5A Commencement Date and as it relates to the 5A Additional Premises in Suite J204 only (and any other premises hereafter leased by Lessee in Suite J204), the first sentence of Section B of the SLA attached to the Lease shall be amended and restated in its entirety, as follows:

B. Environmental Control. Lessor shall use commercially reasonable efforts to maintain conditions in any “Premises” located in Suite J204 as follows: (i) the average relative humidity for Suite J204, [***], shall be maintained between [***]% and [***]% relative humidity and [***] degrees Fahrenheit dew-point, and (ii) the average temperature for Suite J204, [***], shall be maintained between [***] degrees Fahrenheit and [***] degrees Fahrenheit.

6.    Operating Expenses. Notwithstanding anything to the contrary in the Lease or this Amendment, Lessor and Lessee agree that, as it relates to the 5A Additional Premises only, Lessee shall not be responsible for Lessee’s Pro Rata Share of Operating Expenses during the 5A Term. For the avoidance of doubt, Lessee acknowledges that Lessee shall continue to pay Lessee’s Pro Rata Share of Operating Expenses due for the Existing Colo 3 Premises and the 2A Additional Premises, pursuant to the terms of the Lease.
7.    5A Term; 5A Extension Option.
A.    Notwithstanding anything in the Lease to the contrary, Lessor and Lessee agree that the Term of the Lease, as it relates to the 5A Additional Premises only, shall be for a period of sixty (60) full calendar months (the “5A Term”), commencing on 5A Expansion Date, and expiring on the last day of the sixtieth (60th) full calendar month thereafter. For the avoidance of doubt, Lessor and Lessee acknowledge and agree that all references to the “Term” under the Lease shall mean and refer to, as it relates to the 5A Additional Premises, the 5A Term.
B.    Extension Option.
i.    Subject to and in accordance with the terms and conditions of this Section 7.B, Lessee shall have one (1) extension option (the “5A Extension Option”) to extend the 5A Term, as it relates to the 5A Additional Premises only, for a period of sixty (60) months (the “5A Extension Term”), upon the same terms, conditions and provisions applicable to the 5A Term (except as provided otherwise in this Section 7.B). The monthly amount of 5A Base Rent (defined below) payable with respect to the 5A Additional Premises during the first year of the 5A Extension Term shall be equal to [***] the monthly amount of 5A Base Rent applicable to each month of each subsequent year of the 5A Extension Term shall be deemed to have been increased hereunder, as of the first (1st) day of each such subsequent year, to be equal to [***] percent ([***]%) of the scheduled monthly amount of 5A Base Rent applicable to the last month of the then-expiring year of such 5A Extension Term.

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ii.    Lessee may exercise the 5A Extension Option only by delivering a written notice (the “Extension Option Interest Notice”) to Lessor at least [***] calendar months (and not more than [***] calendar months) prior to the expiration date of the 5A Term, specifying that Lessee is interested in exercising the 5A Extension Option pursuant to the terms of this Section 7.B. Lessor shall thereafter deliver a written notice (the “Extension Option Lessor’s Notice”) to Lessee advising Lessee of the monthly 5A Base Rent for the 5A Extension Term. Lessee shall thereafter have the right, within thirty (30) days after Lessor’s delivery of the Extension Option Lessor’s Notice to Lessee, to exercise the applicable 5A Extension Option by delivering binding notice to Lessor (the “Extension Option Exercise Notice”) of Lessee’s election to extend the 5A Term on the basis of the terms set forth in the Extension Option Lessor’s Notice. Lessee’s Extension Option Exercise Notice must specify that Lessee is irrevocably exercising its 5A Extension Option so as to extend the 5A Term by the 5A Extension Term on the terms set forth (i) in this Section 7.B and (ii) in the Extension Option Lessor’s Notice. In the event that Lessee shall duly exercise the 5A Extension Option, the 5A Term shall be extended to include the 5A Extension Term. In the event that Lessee shall fail to deliver the Extension Option Interest Notice or the Extension Option Exercise Notice within the applicable time period specified herein for the delivery thereof, time being of the essence, at the election of Lessor, Lessee shall be deemed to have forever waived and relinquished such 5A Extension Option, and any other options or rights to renew or extend the 5A Term effective after the then applicable expiration date of the 5A Term shall terminate and shall be of no further force or effect.
iii.    Lessee shall have the right to exercise the 5A Extension Option only with respect to the entire 5A Additional Premises leased by Lessee under this Amendment at the time that Lessee delivers the Extension Option Exercise Notice. If Lessee duly exercises the 5A Extension Option, Lessor and Lessee shall execute an amendment reflecting such exercise. Notwithstanding anything to the contrary herein, any attempted exercise by Lessee of the 5A Extension Option shall, at the election of Lessor, be invalid, ineffective, and of no force or effect if, on the date on which Lessee delivers the Extension Option Exercise Notice, or on the date on which the 5A Extension Term is scheduled to commence, there shall be an uncured Event of Default by Lessee under the Lease. Additionally, Lessee’s 5A Extension Option shall be personal to Internap Corporation, a Delaware corporation; and, as such, such right shall not be exercisable by any party to whom any or all of the rights of “Lessee” under the Lease are hereafter assigned or otherwise transferred.
8.    5A Base Rent. Lessee hereby agrees to pay Lessor Base Rent for the 5A Additional Premises during the 5A Term, in accordance with the terms of the Lease, according to the following schedule (the “5A Base Rent”):

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5A Term	5A Base Rent
5A Expansion Date - Month 12 (inclusive of any partial month)	$[***]*
Month 13 - Month 24	$[***]
Month 25 - Month 36	$[***]
Month 37 - Month 48	$[***]
Month 49 - Month 60	$[***]
*5A Base Rent will be pro-rated for any partial month.
9.    Letter of Credit. Subject to and in accordance with the terms and conditions set forth in Exhibit “C-5A”, attached hereto, Lessee agrees to provide Lessor an irrevocable, upon demand, letter of credit payable to Lessor in the amount of $[***] within ten (10) business days after Lessee’s execution of this Amendment. Lessee acknowledges and agrees that such letter of credit shall be in addition to the cash Security Deposit of $[***] being held by Lessor under the Lease as of the 5A Effective Date.
10.    Estoppel. Lessee hereby (i) confirms and ratifies the Lease, as amended hereby, (ii) acknowledges that, to the best of Lessee’s actual knowledge, Lessor is not in default under the Lease as of the date this Amendment is executed by Lessee, and (iii) confirms that, to the best of Lessee’s actual knowledge, as of the date this Amendment is executed by Lessee, Lessor has no outstanding obligations with respect to the Premises and/or under the Lease that would, with the passage of time, the giving of notice, or both, result in Lessor being in default under the Lease.
11.    Commissions. Lessee represents that it has dealt with no broker, agent or other person in connection with this Amendment, and that no broker, agent or other person brought about this Amendment. Lessee shall indemnify and hold Lessor harmless from and against any and all claims, losses, costs or expenses (including attorneys’ fees and expenses) by any broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Lessee with regard to the transaction contemplated by this Amendment. The provisions of this paragraph shall survive the expiration of the 5A Term or any renewal or extension thereof.
12.    Confidentiality. The parties agree that neither shall disclose, directly or indirectly, any of the terms, covenants, conditions or agreements set forth in this Amendment, nor shall either party provide this Amendment, or any copies of same, to any person, including, but not limited to, any other tenants or occupants in the Building or any agents or employees of such tenants or occupants, except that the parties may disclose such information for valid business, legal and accounting purposes.
13.    Miscellaneous.
A.    In the event that the terms of the Lease conflict or are inconsistent with those of this Amendment, the terms of this Amendment shall govern.

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B.    The Lease is hereby amended as and where necessary, even though not specifically referred to herein, in order to give effect to the terms of this Amendment. Except as amended by this Amendment, the terms of the Lease remain in full force and effect.
C.    This Amendment shall become effective only upon execution and delivery by both Lessor and Lessee.
D.    This Amendment may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which shall constitute one and the same Amendment. Lessor and Lessee agree that the delivery or an executed copy of this Amendment by facsimile or e-mail shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Amendment had been delivered.
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IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed on the respective dates set forth below, to be effective as of the 5A Effective Date.

LESSOR:

DIGITAL 2121 SOUTH PRICE, LLC
a Delaware limited liability company

By:		Digital Realty Trust, L.P.,
its manager

By:	Digital Realty Trust, Inc.,
its general partner

	By:	/s/ George Rogers
George Rogers
Vice President Portfolio Management,
West Region

Date:	June 30, 2016

LESSEE:

INTERNAP CORPORATION,
a Delaware corporation

By:		/s/ Kevin M. Dotts

Name:	Kevin M. Dotts

Title:		Chief Financial Officer

Date:		June 30, 2016

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EXHIBIT “A-5A”
DEPICTION OF 5A ADDITIONAL PREMISES

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EXHIBIT “B-5A”
5A LESSOR WORK
Lessor shall cause the installation of the following (collectively, the “5A Lessor Work”):
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EXHIBIT “C-5A”
LETTER OF CREDIT PROVISIONS
A.    General. As additional consideration for Lessor’s agreement to enter into this Amendment, within ten (10) business days following Lessee’s execution and delivery of this Amendment, and as a condition to Lessor’s obligations under this Amendment, Lessee covenants and agrees to deliver to Lessor an irrevocable letter of credit (the “L/C”) in the form of, and upon all of the terms and conditions contained in, this Exhibit “C-5A” and Appendix “C-5A”, attached hereto. The L/C shall be issued by an institutional lender of good financial standing (which lender shall, in any event, have assets equal to or exceeding $500,000,000.00 as of the date of issuance of the L/C), having a place of business where the L/C can be presented for payment in Chandler, Arizona or San Francisco, California. The lender thereunder shall be subject to Lessor’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. The L/C shall provide for one (1) or more draws by Lessor or its transferee up to the aggregate amount of US $[***] (the “L/C Amount”) on the terms and conditions of this Exhibit “C-5A”. Lessor and Lessee acknowledge and agree that in no event or circumstance shall the L/C or any renewal thereof or substitute therefor or any proceeds thereof be deemed to be or treated as a “security deposit” under any applicable security deposit laws.
B.    Renewal of L/C. Lessee shall maintain the L/C in effect from the date which Lessee delivers the L/C to Lessor until the date which is sixty (60) days after Lessee shall have performed all of its obligations under the Lease (said period is hereinafter referred to as the “L/C Term”). If the expiration date of the L/C (or any renewal or replacement L/C provided pursuant to this section) occurs prior to the end of the L/C Term, then Lessee shall deliver to Lessor a renewal of the L/C or a replacement L/C meeting all of the terms and conditions of this section, not later than sixty (60) days prior to the then-applicable expiration date. Each L/C provided pursuant to this section shall have an expiration date which is at least one (1) year from such L/C’s date of issue except where the then-applicable expiration date of the L/C is less than one (1) year from the end of the L/C Term, in which case the renewal or replacement L/C shall be for such lesser period. The issuing bank’s agreement to place an automatic renewal provision in the L/C, as required pursuant to said Appendix “C-5A”, shall not relieve or release Lessee from its obligation to provide a renewal or replacement L/C on the terms hereinabove stated, it being understood that any such automatic renewal is an independent obligation of the issuing bank which is intended for Lessor’s sole benefit. If Lessee fails to provide the renewal or replacement L/C not later than sixty (60) days prior to the then-applicable, stated expiration date (excluding automatic renewal provisions), such failure shall be a default by Lessee, and Lessor shall have the right, without notice or demand, on one or more occasions, to draw upon all or any part of the remaining proceeds of the L/C.
C.    Draw on L/C. Lessor may elect from time to time, in Lessor’s sole discretion, without notice or demand to Lessee, to draw upon all or any part of the remaining proceeds of the L/C upon the occurrence of one or more of the following events: (i) Lessee fails to perform any of its obligations under the Lease (including, but not limited to, its obligations under this section), whether or not such failure constitutes an Event of Default by Lessee; or (ii) Lessee makes any assignment for the benefit of creditor, Lessee declares bankruptcy or is the subject of an involuntary bankruptcy

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proceeding, a trustee or receiver is appointed to take possession of some or all of Lessee’s assets or, in Lessor’s reasonable judgment, Lessee is insolvent.
D.    Application of L/C Proceeds. Lessor may elect, from time to time, upon written notice to Lessee, in Lessor’s sole discretion, to apply the proceeds it receives from a draw on the L/C in one or more of the following manners without prejudice to any other remedies: (i) as payment for some or all of the rent or other amounts owed by Lessee under the Lease but unpaid on the date of such draw, (ii) as payment for some or all of the future amounts of rent or other amounts that Lessor estimates will be due and payable under the Lease after the date of the draw, (iii) as payment for some or all of the damage Lessor may suffer as a result of Lessee’s failure to perform its obligations under the Lease, (iv) as collateral for obligations of Lessee under the Lease, and/or (v) in any other manner permitted by the Lease or applicable law. Lessor may make one or more partial draws under the L/C and shall have the right, upon written notice to Lessee, to treat each draw or a portion thereof in one or more of the ways described in the previous sentence. Lessee hereby waives any other law or regulation that may be inconsistent with the terms and conditions of this section.
E.    Enforcement. Lessee’s obligation to furnish the L/C shall not be released, modified or affected by any failure or delay on the part of Lessor to enforce or assert any of its rights or remedies under the Lease or this section, whether pursuant to the terms thereof or at law or in equity. Lessor’s right to draw upon the L/C shall be without prejudice or limitation to Lessor’s right to draw upon any security deposit provided by Lessee to Lessor or to avail itself of any other rights or remedies available to Lessor under the Lease, as amended hereby, or at law or equity.
F.    Event of Default by Lessee. Lessee’s failure to perform its obligations under this Exhibit “C-5A” (time being of the essence) shall constitute an Event of Default by Lessee under Section 12.1 of the Lease and shall entitle Lessor to immediately exercise all of its rights and remedies under the Lease (including, but not limited to, rights and remedies under this Exhibit “C-5A”) or at law or in equity without notice or demand to Lessee.
G.    Conflict. If there is any conflict between the terms and conditions of this Exhibit “C-5A” and the terms and conditions of this Amendment or the Lease, the terms of this Exhibit “C-5A” shall control.

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APPENDIX “C-5A”
LETTER OF CREDIT
[INSERT LENDER INFO]
__________________________
__________________________
__________________________
__________________________
Contact Phone: _________________
Email: ________________________
IRREVOCABLE STANDBY LETTER OF CREDIT
Date: __________, 2016    Letter of Credit # __________
____________________ (“Beneficiary”)
c/o Digital Realty Trust
Four Embarcadero Center, Suite 3200
San Francisco, California 94111
Attn: Director of Cash Management
Ladies and Gentlemen:
At the request and for the account of ____________________, we hereby establish our irrevocable standby Letter of Credit in your favor in the amount of ____________________ (U.S. $__________) available with us by sight payment of your signed and dated written statement(s) containing the wording specified below:
(1)    Beneficiary’s statement signed by an authorized officer stating that: “The amount of this drawing under this irrevocable standby letter of credit is being drawn pursuant to the Lease Agreement dated June 15, 2007 by and between __________ (“Beneficiary”) and __________ (“Applicant”).”
(2)    All Drafts must be marked: “Drawn Under __________ [name of lender] Standby Letter of Credit Number _______ dated __________”, and may be presented by facsimile, registered or certified mail or overnight courier.
This letter of credit is transferable one or more times. Transfer of this letter of credit is subject to our receipt of beneficiary’s instructions in the form attached hereto as Exhibit “A” accompanied by the original letter of credit and amendment(s) if any. Costs or expenses of such transfer shall be for the account of the Applicant.
We hereby agree with you that each drawing presented hereunder in full compliance with the terms hereof will be duly honored by our payment to you of the amount of such drawing, in immediately available funds of __________ [name of lender] not later than the business day following the business day on which such drawing is presented to us for payment.

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

This Letter of Credit expires at our above-specified office on __________ (the “Expiration Date”), but the Expiration Date shall be automatically extended without amendment for a period of one (1) year from the Expiration Date, and on each successive expiration date, unless at least sixty (60) days before the then current expiration date, we notify you by registered mail or overnight courier service at the above address that this Letter of Credit is not extended beyond the current expiration date. Upon your receipt of such notice you may draw on us by means of presenting your sight draft drawn on __________ [name of lender] up to the full available amount accompanied by the original of this Letter of Credit and Amendment(s), if any, presented by registered or certified mail or overnight courier.
Partial and multiple drawings are permitted under this Letter of Credit.
This Letter of Credit is subject to International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590 and engages us in accordance with the terms thereof.
We hereby engage with you that each demand drawn and presented to us in compliance with the terms and provisions of this Letter of Credit will be duly honored by payment to you.
Very truly yours.

____________________ [lender]

By:

Title:

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT “A”
TO________________________[name of lender]
IRREVOCABLE STANDBY LETTER OF CREDIT NO. .
(Letter of Credit)
REQUEST FOR TRANSFER OF
IRREVOCABLE STANDBY LETTER OF CREDIT NO. .
__________, 2___
TO:    _________________________ [name of lender]
RE:    IRREVOCABLE STANDBY LETTER OF CREDIT NO._______________
WE REQUEST YOU TO TRANSFER ALL OF OUR RIGHTS AS BENEFICIARY UNDER THE IRREVOCABLE STANDBY LETTER OF CREDIT REFERENCED ABOVE TO THE NEW BENEFICIARY NAMED BELOW WHO HAS SUCCEEDED US AS LESSOR:
[NAME OF NEW BENEFICIARY]
[ADDRESS]
BY THIS TRANSFER, ALL OUR RIGHTS AS THE ORIGINAL BENEFICIARY, INCLUDING ALL RIGHTS TO MAKE DRAWINGS UNDER THE IRREVOCABLE STANDBY LETTER OF CREDIT, GO TO THE NEW BENEFICIARY, WHETHER EXISTING NOW OR IN THE FUTURE, INCLUDING SOLE RIGHTS TO AGREE TO ANY AMENDMENTS, INCLUDING INCREASES OR EXTENSIONS OR OTHER CHANGES. ALL AMENDMENTS WILL BE SENT DIRECTLY TO THE NEW BENEFICIARY WITHOUT THE NECESSITY OF CONSENT BY OR NOTICE TO US.
WE ENCLOSE THE ORIGINAL IRREVOCABLE STANDBY LETTER OF CREDIT AND ANY AMENDMENTS. PLEASE INDICATE YOUR ACCEPTANCE OF OUR REQUEST FOR THE TRANSFER BY ENDORSING THE IRREVOCABLE STANDBY LETTER OF CREDIT AND SEND IT TO THE NEW BENEFICIARY WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

NAME OF BENEFICIARY

NAME OF AUTHORIZED SIGNER AND TITLE

AUTHORIZED SIGNATURE

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AUTHORIZED SIGNATURE
The signature and Title above conform with those shown in our files as authorized to sign for the Beneficiary. Policies governing signature authorization as required for withdrawals from customer accounts shall also be applied to the authorization of signatures on this form.

Name of Bank

Authorized Signature and Title

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.